FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 4, 1996



                          WEBSTER FINANCIAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-15213                  06-1187536
 ----------------------------        ------------            -------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)             File Number)            Identification No.)



                   Webster Plaza, Waterbury, Connecticut 06720
                   -------------------------------------------
                    (Address of principal executive offices)



     Registrant's telephone number, including area code: (203) 753-2921
                                                         ---------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

          Amendment of Rights Agreement. Effective November 4, 1996, in connection with the Rights Agreement (the "Agreement") dated as of February 5, 1996 by and between Webster Financial Corporation (the "Company") and Chemical Mellon Shareholder Services, L.L.C. (now known as ChaseMellon Shareholder Services, L.L.C., and referred to as "Chase"), the Company removed Chase as Rights Agent and appointed American Stock Transfer & Trust Company ("AST") as successor Rights Agent. Also as of November 4, 1996, the Company and AST executed Amendment No. 1 to Rights Agreement, which is attached as an exhibit hereto, and incorporated by reference herein.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

          c.   Exhibits


                    Exhibit No.              Description
                    -----------              -----------

                         4                   Amendment No. 1 to Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WEBSTER FINANCIAL CORPORATION
                                            -----------------------------
                                            (Registrant)



                                            /s/ James C. Smith
                                            ------------------------------
                                                James C. Smith
                                            Chairman and Chief Executive Officer








Date: November 22, 1996